NASDAQ Symbol:  TDVFX

Summary Prospectus	February 8, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.towlefund.com.  You may also obtain this information at no cost by calling 1-888-99TOWLE (888-998-6953) or by sending an e-mail request to info@towlefund.com. The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of Towle Deep Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution (Rule 12b-1) Fee	None
Other expenses (includes shareholder service fee of 0.04%)	4.34%
Total annual fund operating expenses	5.13%
Fee waiver and/or expense reimbursements1	(3.93%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement1	1.20%

1
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund.  This agreement is in effect until January 31, 2014, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$122	$1,186	$2,247	$4,887

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from October 31, 2011 (commencement of operations) to September 30, 2012, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest primarily in equity securities of U.S. issuers.  The Fund may invest in common stocks of any capitalization, although it will primarily focus on smaller companies that the Fund’s advisor views to be out-of-favor, under-appreciated, and under-valued. The Fund’s advisor considers smaller capitalization companies to be those with market capitalization of $5 billion or lower at the time of purchase.  Due to the nature of investing in out-of-favor stocks, the Fund’s investment approach typically has a long-term time horizon.  The Fund will generally hold between 30 to 50 positions.

The Fund may also invest up to 20% of its total net assets in foreign securities, either directly or through the use of American Depository Receipts ("ADRs"), which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Neither Towle & Co. nor the Fund invests in tobacco, liquor, or gaming companies.

The Fund is a “non-diversified” fund, which means that the securities laws do not limit the percentage of assets that may invest in any one company (subject to certain limitations under the Internal Revenue Code).

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

Equity Securities Risk.  Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses.

Value-Oriented Investment Strategy Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Micro-Cap, Small-Cap, and Mid-Cap Company Risk. The Fund may invest in equity securities of companies of any size capitalization, including micro-cap, small-cap, and mid-cap companies. These securities may be subject to more abrupt or volatile market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Foreign Investment Risk.  The prices of foreign (non U.S.) securities may be more volatile than those of U.S. securities because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries. In addition, changes in exchange rates and interest rates in foreign countries may adversely affect the value of the Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Fund’s investments in depository receipts are also subject to these risks.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk.  Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversification Risk. The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The following performance information indicates some of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns vary from year to year.  The table below illustrates how the Fund’s average annual total returns for the periods indicated compare with the Russell 2000 Value Index, which the Fund’s advisor considers to be standard performance benchmarks for the Fund’s relative performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The value of the Russell 2000 Value Index on October 28, 2011 was used as the beginning value on October 31, 2011.  Results include reinvestment of all dividends and capital gains.

Calendar-Year Total Returns

Highest Calendar Quarter Return at NAV	11.84%	Quarter Ended 3/31/12
Lowest Calendar Quarter Return at NAV	(10.49%)	Quarter Ended 6/30/12

Average Annual Total Returns for periods ended December 31, 2012	One Year	Since Inception (October 31, 2011)
Return Before Taxes	18.35%	8.45%
Return After Taxes on Distributions*	18.33%	8.43%
Return After Taxes on Distributions and Sale of Fund Shares*	11.96%	7.19%
Russell 2000 Value Index (does not reflect deduction for fees, expenses or taxes)	18.05%	13.96%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Towle & Co. (the “Advisor” or “Towle”)

Portfolio Managers
J. Ellwood Towle, CEO, Christopher D. Towle, President, Peter J. Lewis, CFA, Director of Research, and Wesley R. Tibbetts, Associate, have been the portfolio managers of the Fund since its inception in October 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$50,000	$5,000
Traditional and Roth IRA Accounts	$20,000	$1,000
Automatic Investment Plan	$20,000	$500
Gift Account For Minors	$20,000	$1,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. The Fund will report items of income, return of capital and gain and loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.